CONSENT OF BROWN, GRAHAM AND COMPANY, P.C.


We consent to the use of our report dated February 16, 2001, on the consolidated financial statements for BGI, Inc. as of and for the year ended December 31, 2000, as included in form 10KSB, incorporated by reference herein in Form S-8, Registration Statement Under the Securities Act of 1933, for the Consultant Incentive Plan for the above named company.





                                       /s/  Brown,  Graham  and  Company,  P.C.

Georgetown,  Texas
May  11,  2001


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